UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

LEARNING CARE GROUP, INC.

(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 697-9000

Childtime Learning Centers, Inc.

(Former name or former address, if changed since last report)

Items 1 — 4. Not applicable
Item 5. Other Events and Regulation FD Disclosure
Item 6. Not applicable
Item 7. Financial Statements and Exhibits
Items 8 — 12. Not applicable
SIGNATURES
Exhibit Index
Certificate of Amendment to Restated Articles of Incorporation
Amendment to the Company's 2003 Equity Compensation Plan
Press Release Issued August 18, 2004

Items 1 — 4.	Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.

     The Company’s Annual Meeting of Shareholders was held on August 17, 2004. At the meeting, the shareholders voted upon the election of directors, the approval of amendments to the Company’s Restated Articles of Incorporation in order to change the Company’s legal name to “Learning Care Group, Inc.” and to increase the number of directors, and the approval to amend the Company’s 2003 Equity Compensation Plan. The following is a tabulation of the votes:

	Shares	Shares
	Voted For	Withheld
(a) Election of Directors:
Nominees to Serve a Three Year Term Expiring at the 2007 Annual Meeting:
Paula L. Gavin	17,895,293	478,729
Jerry Kane	17,922,470	451,552
James J. Morgan	17,905,393	468,629
Nominee to Serve a Two Year Term Expiring at the 2006 Annual Meeting:
Elsie C. McCabe	17,922,470	451,552
Nominee to Serve a One Year Term Expiring at the 2005 Annual Meeting
Daniel Boyle	17,905,637	468,385

		Shares
	Shares	Voted	Shares
	Voted For	Against	Abstaining
(b) Approval of Legal Name Change:	18,196,635	176,787	600
(c) Approval of Increase in Number of Directors:	18,284,657	87,200	2,165
(d) Approval of Amendment to 2003 Equity Compensation Plan:	13,952,241	512,658	13,436

     Other directors of the Company whose term of office as a director continued after the Annual Meeting of Shareholders were: William Davis, Jason K. Feld, Benjamin R. Jacobson and Brett Shevack.

     Copies of the Certificate of Amendment to the Company’s Restated Articles of Incorporation, attached hereto as Exhibit 99.1, and the amendment to the Company’s 2003 Equity Compensation Plan, attached hereto as Exhibit 99.2, are furnished with this report following the signature page and are incorporated in this Item 5 by reference.

     On August 18, 2004, the Company issued the press release attached hereto as Exhibit 99.3, announcing the approval by shareholders of the change of the Company’s legal name. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 5 by reference. In connection with the change of the Company’s name, the Company’s ticker symbol on NASDAQ has changed to “LCGI.”

Item 6.		Not applicable.

Item 7.		Financial Statements and Exhibits.

	(a) — (b)		Not applicable.

	(c)		Exhibits.

		99.1	Certificate of Amendment to the Company’s Restated Articles of Incorporation.

		99.2	Amendment to the Company’s 2003 Equity Compensation Plan.

		99.3	Press Release issued August 18, 2004, announcing the approval by shareholders of the change of the Company’s legal name.

Items 8 - 12.	Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING CARE GROUP, INC.
Date: August 18, 2004	By:	/s/ Frank M. Jerneycic
Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Certificate of Amendment to the Company’s Restated Articles of Incorporation.

99.2	Amendment to the Company’s 2003 Equity Compensation Plan.

99.3	Press Release issued August 18, 2004, announcing the approval by shareholders of the change of the Company’s legal name.